                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)   February 22, 1995



                    PENNSYLVANIA POWER & LIGHT COMPANY
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)



         PENNSYLVANIA                   1-905               23-0959590
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)



      TWO NORTH NINTH STREET, ALLENTOWN, PA.               18101-1179
___________________________________________________________________________
     (Address of principal executive offices)              (Zip Code)



Registrant's telephone number,including area code 610-774-5151



___________________________________________________________________________
      (Former name or former address, if changed since last report.)



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Item 4.   Changes in Registrant's Certifying Accountant

      Based upon a recommendation of its Audit Committee, the Board of Directors of Pennsylvania Power & Light Company (the Company) on February 22, 1995 appointed Price Waterhouse LLP (Price Waterhouse) to serve as independent auditors of the Company for the year ended December 31, 1995. Price Waterhouse replaces Deloitte & Touche LLP, which had served as the Company's independent auditors through the year ended December 31, 1994.

      The Company has not consulted with Price Waterhouse during any period in which Price Waterhouse was not the principal accountant to audit the Company's financial statements, regarding the application of accounting principles to a specific transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

                                SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PENNSYLVANIA POWER & LIGHT COMPANY




                                            /s/ R. E. Hill
                                  by_____________________________
                                               R. E. Hill
                                         Senior Vice President-
                                               Financial

Date:  February 27, 1995